                                        UAM Funds
                                        Funds for the Informed Investor(SM)




C & B Mid Cap Equity Portfolio
Annual Report                                                   October 31, 1999
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                                                                   [LOGO OF UAM]
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UAM FUNDS                                           C&B Mid Cap Equity Portfolio
                                                    October 31, 1999

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                               Table Of Contents
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Shareholders' Letter.......................................................... 1

Portfolio of Investments...................................................... 4

Statement of Assets and Liabilities........................................... 7

Statement of Operations....................................................... 8

Statement of Changes in Net Assets............................................ 9

Financial Highlights..........................................................10

Notes to Financial Statements.................................................11

Report of Independent Accountants.............................................15
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

UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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November 10, 1999

Dear Shareholder:

The following report provides a detailed description of the securities held and the statement of operations for the C & B Mid Cap Equity Portfolio for the twelve month period ended October 31, 1999.

For this period, the C & B Mid Cap Equity Portfolio underperformed its benchmark index, the Russell Mid Cap Index. Over this period, the C & B Mid Cap Equity Portfolio increased by 2.19% versus 17.12% for the Russell Mid Cap Index. Given Cooke & Bieler's "high quality, low risk" approach and the generous returns for this twelve month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy. In fact, our results are competitive with other firms who share a similar, conservative style.

As of October 31, 1999, common stocks represented 98% of the portfolio of investments, with cash reserves being 2%.

The twelve-month period ended October 31, 1999 was particularly difficult for Cooke & Bieler's "relative value" style since the Russell Mid Cap Index's performance was dominated by growth stocks, particularly the technology sector. Cooke & Bieler has been cautious with technology stocks due to the high risk, extended valuations in this category.

Over the past twelve months, large cap stocks have continued to outperform mid cap stocks. This has been especially difficult for Cooke & Bieler with our cautious position relative to the extremely high risk of high-tech stocks.

Cooke & Bieler continues to employ an investment process that we believe is designed to produce above average long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of the companies held in the C & B Mid Cap Equity Portfolio should provide this downside protection. These high quality characteristics, as compared to the Russell Mid Cap Index, include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

Sincerely,

/s/ Samuel H. Ballam, III
Samuel H. Ballam, III

                                       1
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that a portfolio will meet its stated objectives.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  A portfolio's holdings are subject to change because it is actively managed.
   Portfolio changes should not be considered recommendations for action by individual investors.

                       Definition of Comparative Indices
                       ---------------------------------

Russell Mid Cap Index is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

Standard & Poor's Midcap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

The comparative indices assume reinvestment of dividends and, unlike a Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

                                       2
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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Growth of a $10,000 Investment

-------------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
  FOR PERIOD ENDED OCTOBER 31, 1999
-------------------------------------
                         Since
  1 Year                2/18/98*
-------------------------------------
  2.19%                 -0.34%
-------------------------------------

                                    [CHART]


                         C&B MID CAP      S&P MID CAP   RUSSELL MID CAP
                      EQUITY PORTFOLIO    400 INDEX         INDEX
        2/18/98           10,000            10,000         10,000
         Oct-98            9,730             9,531          9,385
         Oct-99            9,944            11,539         10,992









 * Beginning of operations. Index comparisons begin on 2/28/99.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

 + Beginning with this report, the portfolio's performance will be compared to the Russell Mid Cap Index rather than the S&P Mid Cap 400 Index, because the Russell Mid Cap Index is a more appropriate benchmark for this type of portfolio.

   The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

           See definition of comparative indices on page 2.

                                       3
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  OCTOBER 31, 1999

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.5%
--------------------------------------------------------------------------------

                                                              Shares      Value
                                                              ------  ----------
APPAREL/TEXTILES -- 2.1%
   V.F........................................................ 1,000  $   30,062
                                                                      ----------
AUTOMOTIVE -- 3.7%
   Snap-On.................................................... 1,745      53,004
                                                                      ----------
CONSTRUCTION -- 3.4%
   Sherwin-Williams........................................... 2,200      49,225
                                                                      ----------
CONSUMER NON-DURABLES -- 9.3%
   Hasbro..................................................... 2,890      59,606
   Hussman International...................................... 2,870      45,920
   Millipore..................................................   920      29,325
                                                                      ----------
                                                                         134,851
                                                                      ----------
ELECTRONICS -- 11.0%
   Avnet......................................................   738      40,113
   Molex, Cl A................................................ 2,110      69,630
   Vishay Intertechnology*.................................... 2,025      49,486
                                                                      ----------
                                                                         159,229
                                                                      ----------
ENERGY -- 2.2%
   Burlington Resources.......................................   930      32,434
                                                                      ----------
FINANCIAL SERVICES -- 9.0%
   Ambac Financial Group...................................... 1,060      63,335
   Countrywide Credit Industries.............................. 1,000      33,937
   MBIA.......................................................   590      33,667
                                                                      ----------
                                                                         130,939
                                                                      ----------
FOOD, BEVERAGE & TOBACCO -- 8.8%
   US Foodservice*............................................ 3,400      65,238
   Whitman.................................................... 4,820      62,660
                                                                      ----------
                                                                         127,898
                                                                      ----------
INSURANCE -- 3.6%
   Unumprovident.............................................. 1,575      51,877
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                       4
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UAM FUNDS                                        C & B MIND CAP EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

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--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                              Shares      Value
                                                              ------  ----------
MEDICAL PRODUCTS -- 7.7%
  Becton, Dickinson & Company...............................   1,500  $   38,062
  Dentsply International....................................   3,150      73,041
                                                                      ----------
                                                                         111,103
                                                                      ----------
MISCELLANEOUS BUSINESS SERVICES -- 4.2%
  Cambridge Technology Partners*............................   1,000      11,063
  Viad......................................................   2,000      49,125
                                                                      ----------
                                                                          60,188
                                                                      ----------
MULTI-INDUSTRY -- 3.8%
  National Service Industries...............................   1,700      54,825
                                                                      ----------
PHARMACEUTICALS -- 3.0%
  Covance*..................................................   4,450      43,109
                                                                      ----------
PRINTING & PUBLISHING -- 2.7%
  McClatchy, Cl A...........................................   1,000      39,250
                                                                      ----------
RETAIL -- 14.3%
  BJ's Wholesale Club*......................................   1,925      59,314
  Delhaize America, Cl A*...................................   1,000      18,813
  Delhaize America, Cl B....................................     500      10,313
  Dollar General............................................     550      14,506
  Family Dollar Stores......................................   2,400      49,500
  Wendy's International.....................................   2,280      54,435
                                                                      ----------
                                                                         206,881
                                                                      ----------
GAS UTILITIES -- 8.7%
  NICOR*....................................................   1,740      67,425
  Washington Gas Light......................................   2,160      58,725
                                                                      ----------
                                                                         126,150
                                                                      ----------
  TOTAL COMMON STOCKS (Cost $1,480,864).....................           1,411,025
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                       5
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  OCTOBER 31, 1999

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--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.2%
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                                                               Face
                                                              Amount      Value
                                                              ------      -----
REPURCHASE AGREEMENT -- 3.2%
  Chase Securities, Inc., 5.15%, dated 10/29/99, due
    11/01/99, to be repurchased at $46,020, collateralized
    by $46,157 of various U.S. Treasury Bills and U.S.
    Treasury Notes, valued at $46,001
    (Cost $46,000).........................................   $46,000 $  46,000
                                                                      ---------
  TOTAL INVESTMENTS -- 100.7%
    (Cost $1,526,864) (a)..................................           1,457,025
                                                                      ---------
  OTHER ASSETS AND LIABILITIES, NET -- (0.7%)                           (10,539)
                                                                      ---------
  TOTAL NET ASSETS -- 100.0%...............................          $1,446,486
                                                                      =========
 *   Non-Income Producing Security
Cl   Class
(a) The cost for federal income tax purposes was $1,545,936. At October 31, 1999, net unrealized depreciation for all securities was $88,911. This consisted of aggregate gross unrealized appreciation for all securities of $107,856 and aggregate gross unrealized depreciation for all securities of $196,767.

The accompanying notes are an integral part of the financial statements.

                                       6
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  OCTOBER 31, 1999

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--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

Assets

Investments, at Cost...............................................  $1,526,864
                                                                     ==========
Investments, at Value -- Note A....................................  $1,457,025
Cash...............................................................         934
Receivable due from Investment Adviser -- Note B...................      14,579
Dividends Receivable...............................................       2,419
Interest Receivable................................................          20
Other Assets.......................................................         149
                                                                     ----------
    Total Assets...................................................   1,475,126
                                                                     ----------
Liabilities
Payable for Administrative Fees -- Note C..........................       8,319
Payable for Custodian Fees -- Note D...............................         439
Payable for Directors' Fees -- Note F..............................         599
Other Liabilities..................................................      19,283
                                                                     ----------
    Total Liabilities..............................................      28,640
                                                                     ----------
Net Assets.........................................................  $1,446,486
                                                                     ==========
Net Assets Consist of:
Paid in Capital....................................................  $1,500,293
Undistributed Net Investment Income................................       2,658
Accumulated Net Realized Gain......................................      13,374
Unrealized Depreciation............................................     (69,839)
                                                                     ----------
Net Assets.........................................................  $1,446,486
                                                                     ==========
Institutional Class Share
Shares Issued and Outstanding ($0.001 par value)
       (Authorized 25,000,000).....................................     146,948
Net Asset Value, Offering and Redemption Price Per Share...........       $9.84
                                                                     ==========


The accompanying notes are an integral part of the financial statements.

                                       7
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UAM FUNDS                                    C & B MID CAP EQUITY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends...........................................................  $  17,660
Interest............................................................      4,725
                                                                      ---------
  Total Income......................................................     22,385
                                                                      ---------
Expenses
Administrative Fees -- Note C.......................................     69,557
Printing Fees.......................................................     13,881
Registration and Filing Fees........................................     11,391
Audit Fees..........................................................      8,551
Investment Advisory Fees -- Note B..................................      8,217
Custodian Fees -- Note D............................................      4,274
Directors' Fees -- Note F...........................................      2,725
Other Expenses......................................................      6,438
Investment Advisory Fees Waived--Note B.............................     (8,217)
Expenses Assumed by the Adviser--Note B.............................   (103,598)
                                                                      ---------
Net Expenses Before Expense Offset..................................     13,219
Expense Offset--Note A..............................................        (36)
                                                                      ---------
  Net Expenses After Expense Offset.................................     13,183
                                                                      ---------
Net Investment Income...............................................      9,202
                                                                      ---------
Net Realized Gain on Investments....................................     81,380
Net Change in Unrealized Appreciation/Depreciation Investments......    (45,094)
                                                                      ---------
Net Gain on Investments.............................................     36,286
                                                                      ---------
Net Increase in Net Assets Resulting from Operations................  $  45,488
                                                                      =========

The accompanying notes are an integral part of the financial statements.

                                       8
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  OCTOBER 31, 1999

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
STATEMENT OF CHANGES IN NET ASSETS
                                                                    February 18,
                                                       Year Ended     1998* to
                                                       October 31,   October 31,
                                                          1999          1998
                                                       -----------  ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income............................... $    9,202   $     4,953
  Net Realized Gain (Loss)............................     81,380       (68,006)
  Net Change in Unrealized Appreciation/Depreciation..    (45,094)      (24,745)
                                                       -----------  ------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations........................................     45,488       (87,798)
                                                       -----------  ------------
Distributions:
  Net Investment Income...............................     (8,033)       (3,464)
                                                       -----------  ------------
Capital Share Transactions: (1)
  Issued..............................................    730,939     1,175,119
  In Lieu of Cash Distributions.......................      8,033         3,463
  Redeemed............................................   (362,462)      (54,799)
                                                       -----------  ------------
Net Increase from Capital Share Transactions:             376,510     1,123,783
                                                       -----------  ------------
    Total Increase....................................    413,965     1,032,521
                                                       ===========  ============
Net Assets:
  Beginning of Period.................................  1,032,521            --

  End of Period (including undistributed net investment
   income of $2,658 and $1,489, respectively)......... $1,446,486    $1,032,521

(1) Shares Issued and Redeemed:
  Shares Issued.......................................     76,598       111,277
  In Lieu of Cash Distributions.......................        830           360
  Shares Redeemed.....................................    (36,989)       (5,128)
                                                       -----------  ------------
  Net Increase in Shares Outstanding..................     40,439       106,509
                                                       ===========  ============

*    Commencement of Operations

The accompanying notes are an integral part of the financial statements.

                                       9
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  OCTOBER 31, 1999

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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                   February 18,
                                                       Year Ended   1998*** to
                                                       October 31,  October 31,
                                                          1999         1998
                                                       ----------- ------------

Net Asset Value, Beginning of Period.................     $  9.69    $10.00
                                                          --------   -------
Income from Investment Operations
  Net Investment Income..............................        0.06      0.05
  Net Realized and Unrealized Gains (Losses).........        0.15     (0.32)
                                                          --------   -------
  Total from Investment Operations...................        0.21     (0.27)
                                                          --------   -------
Distributions:
  Net Investment Income..............................       (0.06)    (0.04)
                                                          --------   -------
Net Asset Value, End of Period.......................     $  9.84    $ 9.69
                                                          --------   -------
Total Return.........................................      2.19%+     (2.71)%**+
                                                          ========   =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)................     $ 1,446    $1,033
Ratio of Expenses to Average Net Assets..............        1.00%     1.01%*
Ratio of Net Investment Income to Average Net........        0.70%     0.86%*
 Assets
Portfolio Turnover Rate..............................          81%       37%


*    Annualized
**   Not annualized
***  Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

                                      10
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UAM FUNDS                                           C&B MID CAP EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc., UAM Funds, Inc. II and UAM Trust Funds (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended.
The C & B Mid Cap Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the

                                      11
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

                                      12
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a subsidiary of UAM, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of
The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

  Pursuant to the Agreement, the Portfolio pays the Administrator 0.079% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $87,500, and a fee based on the number of active shareholder accounts.

  For the year ended October 31, 1999, the Administrator was paid $69,557, of which $40,291 was paid to CGFSC for their services, $12,709 to DST for their services, and $8,057 to UAMSSC for their services.

  Effective November 1, 1999, the Fund's Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

                                      13
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a
wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the portfolio.

  F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  G. Purchases and Sales: For the year ended October 31, 1999, the Portfolio made purchases of $1,403,726 and sales of $998,587 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. Other: At October 31, 1999, 74.1% of total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding.

                                      14
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UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C & B Mid Cap Equity Portfolio

  In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C & B Mid Cap Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Pricewaterhousecoopers LLP

Boston, Massachusetts
December 17, 1999

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
For the year ended October 31, 1999 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 52.4%.

NOTES

NOTES

UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Officers and Directors

Norton H. Reamer
Director, President and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

James P. Pappas
Director

Peter M. Whitman, Jr.
Director

William H. Park
Vice President

Michael E. DeFao
Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Robert J. Della Croce
Assistant Treasurer

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Cook & Bieler, Inc.
1700 Market Street
Philadelphia, PA 19103

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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